UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		July 3, 2002
PEPCO HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-33049 (Commission File Number)	52-2297449 (I.R.S. Employer Identification No.)
701 Ninth Street, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                              PEPCO HOLDINGS, INC.
                                                                                                                                              Form 8-K
Item 5.

Other Events.

Exhibits 99.1 and 99.2, attached hereto, are hereby incorporated by reference. The pro forma unaudited combined statements of income of Pepco Holdings, Inc. ("PHI") for the year ended December 31, 2001 and the three months ended March 31, 2002 included in Exhibits 99.1 and 99.2, respectively, amend and restate the pro forma unaudited combined statements of income for the same periods filed by PHI on June 7, 2002 to reflect (i) a pro forma decrease in interest income related to the use of cash to fund the merger in which Potomac Electric Power Company and Conectiv will become subsidiaries of PHI (the "Merger"), (ii) a pro forma increase in interest expense related to the incurrence of debt in connection with the funding of the Merger, and (iii) a pro forma decrease in income tax expense due to increased tax benefits resulting from the foregoing pro forma adjustments.

Additionally, Pepco Holdings, Inc., Pepco, and Conectiv are in the process of assessing the provisions of the recent pronouncement issued by the Emerging Issues Task Force ("EITF") entitled EITF 02-03 "Accounting for Contracts Involved in Energy Trading and Risk Management Activities." EITF 02-03 addresses the presentation of revenue and expense associated with "energy trading book" contracts on a gross vs. net basis. Previously the EITF concluded that gross presentation was acceptable, but with the issuance of EITF 02-03 and the subsequent guidance provided by the EITF in June 2002, net presentation is required. EITF 02-03 is required to be implemented effective for the third quarter 2002 reporting cycle. Previously, both Pepco and Conectiv classified these contracts on a gross basis. Pepco and Conectiv have not completed their evaluations of the magnitude of their financial statement reclassifications; however, Pepco and Conectiv believe that while the implementation of EITF 02-03 will result in the reclassification of certain of their financial statement line items, there will be no impact on their overall financial position or results of operations.

Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	99.1	Unaudited pro forma Pepco Holdings, Inc. combined financial statements for the year ended December 31, 2001.	Filed herewith.
	99.2	Unaudited pro forma Pepco Holdings, Inc. combined financial statements for the three months ended March 31, 2002.	Filed herewith.

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                                                                                                                                              PEPCO HOLDINGS, INC.
                                                                                                                                              Form 8-K

                                                                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                     Pepco Holdings, Inc.
                                                                                                              (Registrant)

                                                                                                     By:                      A.J. KAMERICK
                                                                                                                             Anthony J. Kamerick
                                                                                                               Vice President and Assistant Treasurer

July 3, 2002
     DATE

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